Exhibit 99.1

FSCO Announces Earnings Release and Conference Call Schedule for Second Quarter 2026

PHILADELPHIA, August 5, 2026 -- FS Credit Opportunities Corp. (NYSE: FSCO) today announced that it will release its financial results for the second quarter ended June 30, 2026, on Tuesday, August 25, 2026, after the market close.

The Company will also post an earnings presentation with financial information, which will be accessible after the market close on Tuesday, August 25, 2026, on the FSCO website under the Investor Relations section at: https://www.fsco.futurestandard.com/fund-information#investor-relations.

In addition, FSCO will make available a recorded earnings call and accompanying transcript on Thursday, September 10, 2026, after the market close, also in the Investor Relations section of its website. Investors and analysts are encouraged to review the materials and submit any questions through the investor relations contact information provided on the FSCO website.

About Future Standard

Future Standard is a global alternative asset manager serving institutional and private wealth clients, investing across private equity, credit and real estate. With a 30+ year track record of value creation and $94 billion in assets under management, we back the business owners and financial sponsors that drive growth and innovation across the middle market, transforming untapped potential into durable value.1

Contact Information:

Investor Relations

Josh Blum

josh.blum@futurestandard.com

Media
Marc Hazelton
media@futurestandard.com

Forward Looking Statements

Statements included herein may constitute “forward-looking” statements (as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995) that are not historical facts, including, without limitation, statements with regard to future events or the future performance, financial condition or operations of the Fund, statements regarding distribution levels and frequency or the financial position, business strategy and plans and objectives of management for the Fund’s future operations. Words such as “anticipate”, “believe”, “expect”, and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. These forward-looking statements are not guarantees of performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause our actual results to differ materially from those expressed or forecasted in the forward-looking statements for any reason, including those factors set forth in the Fund’s filings with the Securities and Exchange Commission. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include, without limitation, changes in the economy, geopolitical risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs and the price at which the Fund’s shares may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Fund makes with the Securities and Exchange Commission. These forward-looking statements are based on information available as of the date hereof and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. The Fund has based the forward-looking statements included herein on information available to the Fund on the date of this communication. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

1 Total AUM estimated as of March 31, 2026. References to “assets under management” or “AUM” represent the assets managed by Future Standard or its strategic partners as to which Future Standard is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. Future Standard calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of Future Standard’s investment funds; (ii) uncalled investor capital commitments to these funds, including uncalled investor capital commitments from which Future Standard is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs (excluding CLOs wholly-owned by Future Standard); (iv) the fair value of FS KKR Capital Corp. joint venture (JV) assets and (v) the fair value of other assets managed by Future Standard. Future Standard’s calculation of AUM may differ from the calculations of other asset managers and, as a result, Future Standard’s measurements of its AUM may not be comparable to similar measures presented by other asset managers. Future Standard’s definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.